Exhibit 24

PROTECTIVE LIFE CORPORATION

DIRECTOR POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Protective Life Corporation, a Delaware corporation (the “Company”), by his/her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Richard J. Bielen, Deborah J. Long, or Steven G. Walker, and each or any of them, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2013, to be filed by the Company with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney and caused it to be witnessed on this 24th day of February 2014.

/s/ Robert O. Burton
Robert O. Burton
Director

WITNESS:

/s/ HOLLY BROWN
Holly Brown

PROTECTIVE LIFE CORPORATION

DIRECTOR POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Protective Life Corporation, a Delaware corporation (the “Company”), by his/her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Richard J. Bielen, Deborah J. Long, or Steven G. Walker, and each or any of them, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2013, to be filed by the Company with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney and caused it to be witnessed on this 24th day of February 2014.

/s/ Elaine L. Chao
Elaine L. Chao
Director

WITNESS:

/s/ HOLLY BROWN
Holly Brown

PROTECTIVE LIFE CORPORATION

DIRECTOR POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Protective Life Corporation, a Delaware corporation (the “Company”), by his/her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Richard J. Bielen, Deborah J. Long, or Steven G. Walker, and each or any of them, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2013, to be filed by the Company with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney and caused it to be witnessed on this 24th day of February 2014.

/s/ Thomas L. Hamby
Thomas L. Hamby
Director

WITNESS:

/s/ HOLLY BROWN
Holly Brown

PROTECTIVE LIFE CORPORATION

DIRECTOR POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Protective Life Corporation, a Delaware corporation (the “Company”), by his/her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Richard J. Bielen, Deborah J. Long, or Steven G. Walker, and each or any of them, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2013, to be filed by the Company with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney and caused it to be witnessed on this 24th day of February 2014.

/s/ Vanessa Leonard
Vanessa Leonard
Director

WITNESS:

/s/ HOLLY BROWN
Holly Brown

PROTECTIVE LIFE CORPORATION

DIRECTOR POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Protective Life Corporation, a Delaware corporation (the “Company”), by his/her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Richard J. Bielen, Deborah J. Long, or Steven G. Walker, and each or any of them, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2013, to be filed by the Company with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney and caused it to be witnessed on this 24th day of February 2014.

/s/ Charles D. McCrary
Charles D. McCrary
Director

WITNESS:

/s/ HOLLY BROWN
Holly Brown

PROTECTIVE LIFE CORPORATION

DIRECTOR POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Protective Life Corporation, a Delaware corporation (the “Company”), by his/her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Richard J. Bielen, Deborah J. Long, or Steven G. Walker, and each or any of them, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2013, to be filed by the Company with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney and caused it to be witnessed on this 24th day of February 2014.

/s/ John J. McMahon, Jr.
John J. McMahon, Jr.
Director

WITNESS:

/s/ HOLLY BROWN
Holly Brown

PROTECTIVE LIFE CORPORATION

DIRECTOR POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Protective Life Corporation, a Delaware corporation (the “Company”), by his/her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Richard J. Bielen, Deborah J. Long, or Steven G. Walker, and each or any of them, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2013, to be filed by the Company with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney and caused it to be witnessed on this 24th day of February 2014.

/s/ Hans H. Miller
Hans H. Miller
Director

WITNESS:

/s/ HOLLY BROWN
Holly Brown

PROTECTIVE LIFE CORPORATION

DIRECTOR POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Protective Life Corporation, a Delaware corporation (the “Company”), by his/her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Richard J. Bielen, Deborah J. Long, or Steven G. Walker, and each or any of them, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2013, to be filed by the Company with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney and caused it to be witnessed on this 24th day of February 2014.

/s/ Malcolm Portera
Malcolm Portera
Director

WITNESS:

/s/ HOLLY BROWN
Holly Brown

PROTECTIVE LIFE CORPORATION

DIRECTOR POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Protective Life Corporation, a Delaware corporation (the “Company”), by his/her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Richard J. Bielen, Deborah J. Long, or Steven G. Walker, and each or any of them, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2013, to be filed by the Company with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney and caused it to be witnessed on this 24th day of February 2014.

/s/ C. Dowd Ritter
C. Dowd Ritter
Director

WITNESS:

/s/ HOLLY BROWN
Holly Brown

PROTECTIVE LIFE CORPORATION

DIRECTOR POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Protective Life Corporation, a Delaware corporation (the “Company”), by his/her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Richard J. Bielen, Deborah J. Long, or Steven G. Walker, and each or any of them, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2013, to be filed by the Company with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney and caused it to be witnessed on this 24th day of February 2014.

/s/ Jesse J. Spikes
Jesse J. Spikes
Director

WITNESS:

/s/ HOLLY BROWN
Holly Brown

PROTECTIVE LIFE CORPORATION

DIRECTOR POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Protective Life Corporation, a Delaware corporation (the “Company”), by his/her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Richard J. Bielen, Deborah J. Long, or Steven G. Walker, and each or any of them, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2013, to be filed by the Company with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney and caused it to be witnessed on this 24th day of February 2014.

/s/ William A. Terry
William A. Terry
Director

WITNESS:

/s/ HOLLY BROWN
Holly Brown

PROTECTIVE LIFE CORPORATION

DIRECTOR POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Protective Life Corporation, a Delaware corporation (the “Company”), by his/her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Richard J. Bielen, Deborah J. Long, or Steven G. Walker, and each or any of them, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2013, to be filed by the Company with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney and caused it to be witnessed on this 24th day of February 2014.

/s/ W. Michael Warren, Jr.
W. Michael Warren, Jr.
Director

WITNESS:

/s/ HOLLY BROWN
Holly Brown

PROTECTIVE LIFE CORPORATION

DIRECTOR POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Protective Life Corporation, a Delaware corporation (the “Company”), by his/her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Richard J. Bielen, Deborah J. Long, or Steven G. Walker, and each or any of them, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2013, to be filed by the Company with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney and caused it to be witnessed on this 24th day of February 2014.

/s/ Vanessa Wilson
Vanessa Wilson
Director

WITNESS:

/s/ HOLLY BROWN
Holly Brown